                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                January 18, 2001
                                ----------------
                        (Date of earliest event reported)

                                  BIOLABS, INC.
                                  -------------
               (Exact name of Registrant as specified in charter)

          New York                    000-30252                  98-0163232
          --------                    ---------                  ----------
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

Suite 500, Park Place, 666 Burrard Street,
Vancouver, British Columbia, Canada                                      V6C 2X8
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (604) 608-1000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed, since last report.)

                                Page 1 of 4 Pages
                             Exhibit Index on Page 4

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On January 18, 2001, and after receiving a recommendation from the Board of Directors, BioLabs, Inc., a New York corporation (the "Registrant"), dismissed Lemieux Deck Millard Bond Chartered Accountants ("Lemieux") and engaged KPMG LLP as the Registrant's independent public accountants. Lemieux had issued accountants' reports on the Registrant's financial statements as of and for the years ended December 31, 1999 and 1998. Those reports contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with Lemieux on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures and there have been no "reportable events" (as defined in Paragraph (a)(v) of Item 304 of Regulation S-K as promulgated by the Securities and Exchange Commission) at any time during the fiscal years ended December 31, 1999 and 1998, or during any subsequent interim period preceding Lemieux's replacement.

         (b) At no time during the fiscal years ended December 31, 1999 and 1998, or during the subsequent interim periods preceding KPMG's engagement as the Registrant's independent public accountants, did the Registrant consult with KPMG LLP regarding the application of accounting principles to any transaction, the type of audit opinion that might be rendered on the financial statements of the Registrant, or any disagreement or reportable event.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   FINANCIAL STATEMENT OF BUSINESS ACQUIRED

               Not Applicable.

         (b)   PRO FORMA FINANCIAL INFORMATION

               Not Applicable.

         (c)   EXHIBITS

               EXHIBIT NUMBER    DESCRIPTION

               16.1 Letter dated January 23, 2001 from Lemieux Deck Millard Bond Chartered Accountants regarding the change in independent public accountants.


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 25, 2001                 BIOLABS, INC.
                 --
                                          /s/ Linda Allison
                                          --------------------------------------
                                          Linda Allison, Ph.D.
                                          President and Chief Executive Officer


                                       3

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                                  EXHIBIT INDEX

Exhibit Number    Description                                        Page Number
--------------    -----------                                        -----------
    16.1          Letter dated January 23, 2001 from Lemieux
                  Deck Millard Bond Chartered Accountants
                  regarding the change in independent public
                  accountants.

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